UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ACORN ENERGY, INC.

  (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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the digital energy company

ANNUAL REPORT 2012

Cautionary Note:

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to prospects, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to the recent downturn in the worldwide economy and its ongoing impact on our business and the business of our customers and suppliers. These and other risks and uncertainties, many of which are addressed in more detail in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, could cause our actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors relevant to our business.

3903 Centerville Road, Wilmington, Delaware 19807

Phone: (302) 656-1707 Fax: (302) 656-1703

Dear Acorn Energy Shareholder,

Every one of our companies at Acorn Energy began with a great idea, but it takes more than a great idea to build a successful enterprise. It takes fortitude, keen salesmanship, patient capital, and flexibility, among other traits.

This past July one of our shareholders sent me a link to a blog post by the venture capitalist Paul Graham with the counterintuitive title “Do Things That Don’t Scale.” Graham is a founder of startup incubator Y Combinator, which in the past eight years has funded over 450 young companies, including DropBox, Airbnb, and Reddit.

“A lot of would-be founders believe that startups either take off or don't,” Graham writes. “You build something, make it available, and if you've made a better mousetrap, people beat a path to your door as promised. Or they don't, in which case the market must not exist. Actually startups take off because the founders make them take off.”

Graham goes on to note that it nearly always takes a “laborious process” to get a start-up’s “engine” going, and he concludes that “the un-scalable things you have to do to get started are not merely a necessary evil, but change the company permanently for the better.”

In my travels in support of Acorn, I spend a great deal of time talking about the big things we’re doing — the innovations, the market opportunities, the way we’re changing major industries. I call my efforts “percolation by circulation.” But it’s easy in big-picture conversations with eager investors to lose sight of the work our associates are doing in the trenches every day to make inroads with new markets and new customers, many of which are conquered one at a time in the early stages of technological innovation.

From a short-term investor’s point of view, exponential rewards for the hard work I’m talking about sometimes seem always to be over the next hill. But the progress that we have made in the past year can’t be measured in numbers alone — at least not yet.

There is no question that we are getting traction. In our Annual Report you will see reports from each of our Acorn divisions. They are different companies at different stages of early growth, but they have in common a series of hard-fought victories in the laboratory, the field, the factory, and the marketplace — the kinds of successes that, as Paul Graham suggests, are essential steps for young companies, giving them the necessary foundation to later reach warp-speed.

As CEO of the parent of these great companies, I am pleased to inform our shareholders of the work we’ve already done. I also want to assure you that your investments will be rewarded in the not-too-distant future with financial returns, yes, but also with the knowledge that you had a part in catalyzing revolutionary changes that are essential to the industries of the future.

Over time our companies will indeed scale, and they will do so to the benefit not just of Acorn shareholders but of human prosperity.

Please join us for our annual shareholder meeting at The Union League Club of New York at 38 East 37th Street in Manhattan, beginning with lunch at noon, on September 20th, 2013. Jacket and tie required.

Thank you for putting your faith and capital in Acorn Energy.

Sincerely,

John A. Moore

President & CEO

August 8, 2013

COMPANY DIRECTORY

HEADQUARTERS

3903 Centerville Road

Wilmington, DE 19807

302-656-1707

www.acornenergy.com

DIRECTORS & OFFICERS

John A. Moore

Director, President &CEO

jmoore@acornenergy.com

Christopher E. Clouser

Chairman of the Board

George Morgenstern

Founder and Chairman Emeritus

Richard Rimer

Director and Executive Vice President

Richard J. Giacco

Director

Mannie L. Jackson

Director

Robert E. McKee, III

Director

Samuel M. Zentman

Director

Michael Barth

Chief Financial Officer

Heather K. Mallard

Vice President, General Counsel and Secretary

F. Kent Leacock

Vice President of External Affairs

Walter Czarnecki

Vice President, Business Development

COMPANIES

DSIT Solutions Ltd.

2 Rechavam Zeevi Street

Givat Shmuel, 54017 Israel

www.dsit.co.il

Benny Sela

President and CEO

GridSense Inc.

2568 Industrial Blvd, Suite 110

West Sacramento, CA 95691

www.gridsense.com

Joe Musanti

President and CEO

US Seismic Systems Inc.

9601 Variel Avenue

Chatsworth, CA 91311

www.us-si.com

Jim Andersen

President and CEO

OmniMetrix, LLC

4295 HamiltonRoad
Buford, GA 30518

www.omnimetrix.net

Joe Musanti

President and CEO

INVESTOR RELATIONS

For additional information regarding

Acorn Energy, Inc. please contact:

Rod O’Connor

Cameron Associates

rod@cameronassoc.com

INDEPENDENT AUDITOR

Friedman LLP

Certified Public Accountants

100 Eagle Rock Avenue, Suite 200

East Hanover, NJ 07936

www.friedmanllp.com

LEGAL COUNSEL

Eilenberg & Krause LLP

11 East 44th Street, 19th Floor

New York, NY 10017

www.eeklaw.com

REGISTRAR & TRANSFER AGENT

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, NY 11219

www.amstock.com

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 20, 2013.

ACORN ENERGY, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 26, 2013
Date: September 20, 2013 **Time:** 1:00 PM
Location: The Union League Club of New York
38 East 37th Street
New York, NY 10016

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